CONTENT  DISTRIBUTION  AND  REVENUE  SHARE  AGREEMENT


BETWEEN:


SNOCONE SYSTEMS, INC. a Corporation formed under the laws of Nevada with offices at Suite 440 - 1555 E. Flamingo Road, Las Vegas, Nevada 89119 (hereinafter referred to as "CUSTOMER" or "SNOCONE SYSTEMS").

AND:


TWENTYTEN INVESTMENTS., a Corporation formed under the laws of Belize (the "LICENSOR").


WHEREAS:

(A) The Licensor has developed certain computer Application software (the "Applications") that can be used from mobile telecommunications devices; and

(B) The Licensor and the Customer have agreed to enter into a license providing the Customer with the right to use such "Applications" on the terms and conditions set out herein.

NOW THEREFORE in consideration of the mutual covenants contained herein, the parties agree as follows:

1  DEFINITIONS
"Agreement" MEANS THIS AGREEMENT as amended from time to time pursuant to the provisions hereof along with any schedules appended hereto;

"Applications" OR "Application" MEANS THE INTERNET WEB SERVICE LOCATED AT HTTP://WWW.SMSOFFICEPOOLS.COM AND/OR COMPUTER SOFTWARE APPLICATIONS OF THE
      -----------------------
LICENSOR OR ANY ONE OF THEM AS THE CONTEXT MAY REQUIRE, AS OUTLINED IN SCHEDULE A HEREOF;

"Documentation" MEANS INSTRUCTIONS, IF ANY, ASSOCIATED WITH THE APPLICATIONS AND THAT RELATE TO THE USE OF THE APPLICATIONS BY THE CUSTOMER;

"Effective Date" MEANS THE DATE ON WHICH THE LAST PARTY TO EXECUTE THIS AGREEMENT EXECUTES IT;

"End-Users" MEANS THE CUSTOMER'S SUBSCRIBERS WHO ACCESS APPLICATIONS INCLUDING BUT NOT LIMITED TO THE APPLICATIONS THROUGH THEIR MOBILE TELECOMMUNICATIONS DEVICES;

"Retail Price" MEANS THE COST AT WHICH THE APPLICATION IS BILLED TO END USERS. THIS FEE EXCLUDES ANY AND ALL ADDITIONAL CHARGES THAT MAY BE APPLIED TO END USERS FOR THE TRANSPORT OF THE APPLICATIONS FROM THEIR SOURCE TO THE POINT OF USE (I.E., HANDSET).

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"Licensed  Field"  MEANS  ACCESS  AND  USE  OF  THE  APPLICATIONS;

"Person" MEANS AN INDIVIDUAL, CORPORATION, COMPANY, COOPERATIVE, PARTNERSHIP, TRUST, UNINCORPORATED ASSOCIATION, ENTITY WITH JURIDICAL PERSONALITY OR GOVERNMENTAL AUTHORITY OR BODY, AND PRONOUNS WHICH REFER TO A PERSON SHALL HAVE A SIMILARLY EXTENDED MEANING;

"Schedules" MEANS SCHEDULES A OF THIS AGREEMENT, AS SAID SCHEDULES MAY BE AMENDED FROM TIME TO TIME PURSUANT TO THE PROVISIONS HEREOF;

"Term"  SHALL  HAVE  THE  MEANING  SET  FORTH  IN  SECTION  6 OF THIS AGREEMENT;

"Territory"  SHALL  MEAN  CANADA  AND  THE  UNITED  STATES.

"Trade-Marks"  MEANS  THE  LICENSOR'S  TRADEMARKS;

1.1  IN  THIS  AGREEMENT,  UNLESS  OTHERWISE  SPECIFIED OR THE CONTEXT OTHERWISE
     REQUIRES:

     a)  Reference  to  a  Section  is  to  a  section  of  this  Agreement;

     b)  Reference  to  a  Schedule  is  to  a  Schedule  to  this  Agreement;

     c)  Reference  to  the  Agreement  is  to  this  Agreement;  and

     d) Words importing the singular only shall include the plural and vice versa.

1.2 ALL REFERENCES TO DOLLARS OR CENTS IN THIS AGREEMENT, UNLESS OTHERWISE SPECIFICALLY INDICATED, ARE EXPRESSED IN UNITED STATES DOLLARS AND CENTS.

1.3 HEADINGS OF CLAUSES ARE INSERTED FOR CONVENIENCE ONLY AND SHALL NOT AFFECT THE INTERPRETATION OR CONSTRUCTION OF THIS AGREEMENT.

2    GRANT  OF  LICENSE

2.1  Software  and  Trade-Marks  Licenses

2.1.1 Subject to the terms and conditions of this Agreement, and in consideration for the payment by the Customer to the Licensor of the License Fees payable to the Licensor hereunder, the Licensor hereby grants to Customer over the Territory for the duration of the Term and any renewal thereof, and Customer accepts, an exclusive, but non-sublicensable (except to allow the End-Users' contemplated use of the Applications as stated below) license for:

     (i) the use or right to use the Documentation and the Applications through the Customer's web service portal, for the sole purpose of allowing the Customer to make these available to End-Users for play in the Licensed Field (the "SOFTWARE LICENSE"); and

     (ii) save and except as expressly set out in Section 2.1, no rights are granted to the Customer with respect to the use of the Property. Without limiting the generality of the foregoing, the parties agree that the Customer shall not, directly or indirectly, cause or permit decompilation, transformation, disassembly or reverse engineering of

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          the Applications, nor shall it, directly or indirectly, modify, merge, copy or otherwise reproduce or tamper with the Applications or Documentation or produce or create any derivative works thereofuse the Trade-Marks in the Territory in association with the Customer's offering of the Applications to End-Users for play in the Licensed Field (the "TRADE-MARKS LICENSE").

     (collectively,  the  "LICENSE").

2.1.2 The Customer will access and use the Applications and will use the Trade-Marks solely in accordance with the Licensor's standards and specifications as indicated to the Customer by the Licensor from time to time. In this regard, the Licensor confirms that, as of the Effective Date, Customer's use of the Applications by the Customer to End-Users in the Licensed Field conforms, in all material respects, to the Licensor's current standards and specifications.

2.2  No  Limits  on  Other  Licenses

2.2.1 Without limiting the generality of the foregoing, this Agreement prevents the Licensor from granting any license to any other Person, including without limitation, any competitor of the Customer, whether in the Licensed Field or otherwise.

2.3 As the wireless Applications industry evolves it may become necessary over time for changes to be made to the presentation or format of one or certain of the Applications. If such circumstances arise, the Licensor agrees to consider in good faith the Customer's requests in that sense to make reasonable efforts to accommodate the Customer, provided that the Licensor's rights and interests are adequately protected.

3  LICENSE  FEES

3.1  SOFTWARE  LICENSE  FEES

3.2 In consideration for the Software License as per the terms of this agreement, Snocone Systems, Inc. shall deliver to TwentyTen Investments Corp. and/or its assigns, 2,000,000 shares of restricted common stock, within 90 days of May 31, 2004. Snocone Systems, Inc. understands and acknowledges that said shares may be issued to the shareholders of TwentyTen Investment Corp.

3.3 FUTURE PRICING AND PACKAGING OF THE APPLICATIONS With respect to End-Users Customer reserves the right to modify the pricing and packaging of Applications at any time.

4  WARRANTY,  REMEDIES,  DISCLAIMERS  AND  LIMITATION  ON  LIABILITY

4.1  Sole  Warranty
     The Customer acknowledges that the Applications cannot be entirely free of defects or errors, despite all verifications that have been made regarding their performance and functioning. The Licensor warrants that during the Term and any renewal thereof, the Applications will perform and function substantially in accordance with its then in effect specifications, as set forth in the applicable Documentation (the "WARRANTY"). The Warranty is the

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     sole  warranty  given  by  the Licensor in relation to Applications and the
     Documentation. Except as specifically provided above, the Licensor expressly disclaims all other warranties, whether express or implied, written or oral, with respect to the Applications, the documentation or under this Agreement, including any warranties of merchantability, fitness for a particular purpose, or non-infringement or those arising by law, statute, usage of trade or course of dealing. Other than the Warranty, no employee, agent or other representative of the Licensor is authorised to give the Customer any other warranty.

4.2 The Licensor agrees to pay the Customer no less than $5,000 USD per month for 8 consecutive months beginning May 31, 2004 and ending December 31, 2004 or until such time as the Applications are cash flow positive, whichever comes first, to cover the basic operating costs of the Applications.

4.3  Conditions  for  the  Applicability  of  the  Warranty

4.3.1 The Warranty will only apply to the performance and functioning of the Applications where the Applications are accessed and used by the Customer or End-Users using the Customer's wireless web portal.

4.3.2 Further, the Warranty will not apply to or cover any performance problem or malfunction of the Applications:

     a) caused, in whole or in part, by non-Licensor products, services, technologies, systems or equipment; or

     b) caused by or resulting from, in whole or in part, the negligence or other actions of the Customer or End-Users.

4.4  Sole  Remedy  Under  the  Warranty
     If an Application does not substantially perform or function in accordance with the Warranty, then the Licensor shall, at its option, (i) use reasonable efforts to make the Application perform or function in accordance with the Warranty, (ii) replace the non-performing or malfunctioning Application with an equivalent Application that performs or functions in accordance with the Warranty, or (iii) credit Customer and the End-User for the session(s) during which the Application failed to substantially perform or function in accordance with the Warranty. The above shall be the Licensor's sole obligation, and the Customer's sole remedy, under the Warranty.

5  INDEMNITY

5.1  Indemnification  of  the Customer
     Subject to Section 5.3, the Licensor will indemnify the Customer for reasonable costs and damages incurred as a result of a third-party claim that the Customer's use of the Applications or Trade-Marks infringes the intellectual property rights of that third party, provided that (i) the Licensor shall be notified promptly in writing by the Customer of any notice or any such claim; (ii) the Licensor, at its option, shall have the sole control of the defense of any action on such claim and all

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     negotiations for its settlement or compromise, and (iii) the Customer shall co-operate fully with the Licensor in the defense, settlement or compromise of such claim.

5.2  Responses  to  Indemnification  Claim
     In the event that any such infringement claim arises or in the Licensor's opinion is likely to arise, the Licensor may, at its option and expense,
     (i) procure for the Customer the right to continue using the potentially infringing Application or Trade-Mark (ii) modify the potentially infringing Application or Trade-Mark so that it becomes less likely to be infringing or (iii) terminate the Agreement. Where the infringement claim relates to a severable item of intellectual property or technology licensed hereunder, then the Licensor may terminate this Agreement in relation to such severable part, and otherwise the Agreement shall continue in full force and effect.

5.3  Limitations  on  Liability
     The provisions of Sections 5.1 and 5.2 notwithstanding, the Licensor shall not have any liability to the Customer under this Section 5 to the extent that any infringement or claim thereof is based upon (i) use of the Applications or Trade-Marks in combination with other hardware, software or devices where the Applications or Trade-Marks are not in and of themselves infringing, (ii) modifications of the Applications or Trade-Marks by anyone other than the Licensor or its employees or agents, or (iii) any claims of infringement of any patent, copyright, trade secret, trademark or other proprietary right in which the Customer or any affiliate of the Customer has an interest or license other than in the licensed software as contemplated hereunder.

6  TERM
     This Agreement shall become effective on the Effective Date and shall continue in effect until the day preceding the fifth annual anniversary of the Effective Date, unless otherwise terminated in accordance with the terms of this Agreement (the "TERM"). The Term will be automatically renewed for successive 12-month periods unless either party gives to the other party a written notice of termination at least thirty (30) days prior to the end of the Term or any subsequent renewal period.

7  TERMINATION

7.1 Either party may (without prejudice to its other rights or remedies at law or in equity) terminate this Agreement with immediate effect by notice in writing to the other if:

     a) the other party defaults in due performance or observance of any material obligation hereunder and the defaulting party has not remedied such default within thirty (30) days of receiving a written notice of that default from the non-breaching party;

     b) in respect of the other party, an interim order is applied for or made, or a voluntary arrangement approved, or a petition for a bankruptcy order is presented or a bankruptcy order is made, or a receiver or trustee in bankruptcy is appointed over the other party's estate or a voluntary agreement or arrangement is approved or entered into, or an administration order is made, or a receiver or administrative receiver is appointed over any of the other's assets or an undertaking or a resolution or petition to wind up the other is passed or presented (other than for the purposes of amalgamation or reconstruction) or if any circumstances arise which entitle the Court or a creditor to appoint a receiver, administrative receiver or administrator or to present a winding-up petition or make a winding-up order; or

7.2 Either party may also terminate this Agreement without cause by giving the other party ninety (90) days prior written notice of such termination. If this agreement is terminated within the first five years, then the Licensor must return to Snocone Systems the 2,000,000 shares of restricted common stock that was issued to the Licensor as part of this agreement.

8  CONSEQUENCES  OF  TERMINATION

8.1 Upon termination of this Agreement, the Licensor shall be entitled to deny access or use of the Applications and Trade-Marks by the Customer or the End-Users, and the rights granted under the License shall terminate forthwith.

8.2 Subject as otherwise provided herein and to any rights or obligations which have accrued prior to termination, neither party shall have any further obligation to the other under this Agreement.

9  ENFORCEABILITY  AND  AUTHORITY

9.1  INCORPORATION  AND  QUALIFICATION
     Each of the Licensor and the Customer represents, but with respect to itself only, that it is a duly formed, organized, in good standing and has the power to own and operate its property, carry on its business and enter into and perform its obligations under this Agreement.

9.2  VALIDITY  OF  AGREEMENT
     Each of the Licensor and the Customer represents, but with respect to itself only, that the execution, delivery and performance by it of this
     Agreement:

     (a) have been duly authorized by all necessary corporate action on its part; and

     (b) do not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a breach or a violation of, or conflict with, or allow any other person to exercise any rights under, any of the terms or provisions of its constating documents or by-laws or any contracts or instruments to which it is a party or pursuant to which any of its assets or property may be affected.

9.3  EXECUTION  AND  BINDING  OBLIGATION
     Each of the Licensor and the Customer represents, but with respect to itself only, that this Agreement has been duly executed and delivered by it, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms subject only to any limitation under applicable laws relating to (i) bankruptcy, winding-up, insolvency, reorganization, arrangement and other similar laws of general application affecting the enforcement of creditors' rights, and (ii) the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

10  VARIATION
     This Agreement may only be varied by written instrument, signed by a duly authorised representative of each party.

11  SEVERANCE
     Each of the restrictions and provisions contained in this Agreement or in any variation thereof shall be construed as independent of every other such restriction or provision to the effect that if any provision is determined to be invalid or unenforceable to any extent, such provision shall be severed from the body or other provisions and such determination shall not affect any other provision in the Agreement, which shall continue to be valid and enforceable to the fullest extent permitted by law.

12  WAIVER
     No failure of either party to exercise any right or power given to it under this Agreement or to insist upon strict compliance with any obligation or condition of this Agreement shall constitute a waiver of any of its rights.

13  NOTICES
     Any notice required to be given hereunder by any party hereto shall be in writing sent by pre-paid recorded delivery or registered mail or by facsimile communication.

     The  address  and  fax  number  for  services  of  notice  shall  be:
     In  respect  of
     Licensor:
     TwentyTen  Investments.
     Belize
     Attn:  Rob  Payne
     Fax: 604-430-8188

     In  respect  of
     Customer:
     Snocone  Systems,  Inc.
     Suite  440  -  1555  E.  Flamingo  Road
     Las  Vegas,  Nevada  89119
     Attn:  Kevin  Day,
     President
     Fax: 604-683-4009

     Each of the parties hereto shall notify the others of any change of address or fax number within 48 hours of such change.

14  ENTIRE  AGREEMENT
     This Agreement (including the Appendix) constitutes the entire agreement between the parties and supersedes all prior agreements in connection with the subject matter hereof, which is incorporated herein in its entirety.

15  ANNOUNCEMENTS
     Neither party shall make any announcement concerning this Agreement, or its subject matter, without the prior approval of the other party except as required by law or any regulatory authority.

16  COUNTERPARTS
     This Agreement may be executed in four counterparts by means of facsimile which, when each is respectively executed by each of the parties shall be deemed to be an original and such counterparts together shall be deemed to constitute one instrument.

17  GOVERNING  LAW
     This agreement shall be governed by the laws of the State of Nevada and the applicable laws of the United States of America.

IN WITNESS WHEREOF, the Licensor and the Customer have caused these presents to be executed by their duly authorised representatives as follows:


SNOCONE  SYSTEMS,  INC.

        Kevin Day
     ---------------------------------------------
     Name  (Print)


By:     /s/ Kevin Day
     ---------------------------------------------

     SIGNATURE

        President
     ---------------------------------------------
     Title

        May 17, 2004
     ---------------------------------------------
     Date




TWENTYTEN  INVESTMENTS


        Waterline Investments (Trust)
     ---------------------------------------------
     Name  (Print)


By:     /s/ Robert Payne
     ---------------------------------------------
     SIGNATURE


        Administrator
     ---------------------------------------------
     Title


        May 17, 2004
     ---------------------------------------------
     Date

                                   SCHEDULE A

                                 "APPLICATIONS"

"WEB  APPLICATIONS"

NO.     APPLICATION NAME     DESCRIPTION
---     ----------------     -----------
1       SMS  Office  Pools   SMS  Office  Pools  is  a  web  service that allows
                             participants to set up sports pools, track player and teams statistics, receive scoring updates to their mobile phone, check stats on their mobile phone, all in real-time.